UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 15, 2004

KCS Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13781 (Commission File Number)	22-2889587 (IRS Employer Identification No.)

5555 San Felipe, Suite 1200 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

Registrant's telephone number, including area code: (713) 877-8006

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)       On October 15, 2004, Mr. James L. Bowles tendered his resignation, effective immediately, from the board of directors of KCS Energy, Inc. A copy of the press release announcing the resignation is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

            (c)   Exhibits.

                    Exhibit 99.1    KCS Energy, Inc. Press Release dated October 21, 2004.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2004	KCS ENERGY, INC. /s/ Frederick Dwyer Frederick Dwyer Vice President, Controller and Secretary

EXHIBIT INDEX

Exhibit 99.1	Description KCS Energy, Inc. Press Release dated October 21, 2004.